Exhibit 10.2

[SILICON VALLEY BANK LETTERHEAD]

August 11, 2006

3D Systems Corporation
26081 Avenue Hall
Valencia, California 91355

Re:	Silicon Valley Bank (“Bank”)/3D Systems, Inc. and 3D Systems
Corporation (each a “Borrower” and collectively, the “Borrowers”)

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement dated as of June 30, 2004 between Borrowers, on the one hand and Bank, on the other hand (as amended by Amendment No. 1, dated July 22, 2005 and Amendment No. 2, dated march 30, 2006, and as may be further amended from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined in this letter (“Waiver Letter”) shall have the meanings given to them in the Loan Agreement, unless otherwise defined hereunder.

An Event of Default has occurred under Section 8.2(a) of the Loan Agreement as a result of Borrowers’ violation of Section 6.8(iii) of the Loan Agreement for the reporting period ending June 30, 2006 (the “EBITDA Default”). Subject to the terms and conditions herein, Bank hereby agrees to waive the EBITDA Default, solely for the reporting period ending June 30, 2006, upon receipt of a waiver fee from Borrowers in the amount of $5,000.

The waiver set forth herein shall be effective only in this specific instance and for the specific purposes set forth herein. Such waiver does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any of the other Loan Documents, which terms and conditions shall remain in full force and effect. This Waiver Letter may not be deemed to prejudice any right or remedy which Bank may now have or may have in the future under and in connection with the Loan Agreement or any Loan Document.

Please acknowledge your receipt of this Waiver Letter and acceptance of the foregoing terms and conditions by signing and dating the enclosed counterpart of this waiver letter.

Very truly yours,

SILICON VALLEY BANK

By:	/s/ [ILLEGIBLE]
Title:	Relationship Manager
Date:	8/11/06

ACCEPTED AND AGREED:

3D SYSTEMS, INC.

By:	/s/ [ILLEGIBLE]
Title:	VP & CFO
Date:	8/11/06

3D SYSTEMS CORPORATION

By:	/s/ [ILLEGIBLE]
Title:	VP & CFO
Date:	8/11/06